UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2026

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 Plaza Real, Suite 275

Boca Raton, Florida 33432

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2026, Lixte Biotechnology Holdings, Inc., (the “Company”), Liora Technologies Europe Ltd, a subsidiary of the Company (“Liora”) and Orbit Capital Inc., (“Orbit”), entered into an Amended and Restated Share Exchange Agreement with an effective date of November 21, 2025 (the A&R Agreement). The A&R Agreement amends and restates certain terms of the Share Exchange Agreement entered into among the Company, Liora and Orbit Capital on November 21, 2025 (the “Original SEA”).

In connection with the Original SEA, the Company had acquired 100% of Liora and in connection therewith had issued 2,700 shares of its Series C Preferred Stock and entered into a Royalty Agreement with Orbit (the “Royalty Agreement”). On December 16, 2025, the Company and Orbit entered into a Termination Letter (the “Termination Letter”), whereby the Company and Orbit Capital terminated the Royalty Agreement. Additionally, on December 30, 2025, the Company and Orbit entered into a Share Exchange Agreement (the “Post-Closing SEA”), whereby Orbit exchanged 2,700 shares of the Company’s Series C Preferred Stock for 700,000 shares of the Company’s common stock and reacquired a 20% ownership interest in Liora (the “Post Closing SEA Transactions”). The Company, Liora and Orbit intended that the transactions occurring under the Original SEA, the Termination Letter and the Post-Closing SEA (collectively, the “Transaction Documents”) all be given effect as if they all occurred on the date of the Original SEA. Accordingly, the Company and Orbit have entered into the A&R Agreement to clarify and consolidate the transactions contemplated by the Transaction Documents and by such interim arrangements into a single integrated agreement reflecting the parties’ intent and agreed upon ownership structure.

The A&R Agreement is being filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Agreement, which is filed herewith as Exhibits 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
10.1	Amended and Restated Share Exchange Agreement, dated March 6, 2026 among Orbit Capital Inc., Liora Technologies Europe LTD., and Lixte Biotechnology Holdings, Inc. effective as of November 21, 2025.
10.2	Share Exchange Agreement, dated November 21, 2025, among Lixte Biotechnology Holdings, Inc., Orbit Capital Inc., and Liora Technologies Europe LTD. (incorporated by reference to Exhibit 10.1 of the Registrant Current Report on Form 8-K filed on November 21, 2025).
10.3	Termination Letter dated December 16, 2025, between Lixte Biotechnology Holdings, Inc. and Orbitz Capital Inc. (incorporated by reference to Exhibit 10.3 of the Registrant’s Current Report on Form 8-K filed on December 22, 2025).
10.4	Share Exchange Agreement dated December 30, 2025, among Orbit Capital Inc. and Lixte Biotechnology Holdings, Inc., incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on December 31, 2025).
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2026	LIXTE BIOTECHNOLOGY HOLDINGS, INC.
(Registrant)

	By:	/s/ Geordan Pursglove
Geordan Pursglove
Chairman of the Board and Chief Executive Officer